UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2013

General Electric Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-06461	13-1500700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Main Avenue, Norwalk, Connecticut		06851-1168
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 840-6300

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events.

Our parent, General Electric Company (“GE”) announced today that the Board of Directors of General Electric Capital Corporation (“GECC”) had approved plans for GECC to pay $6.5 billion in dividends in 2013 to GE. Earnings-dividend payments, which are subject to GECC Board and GE Board Risk Committee approvals, are planned at 30% of GECC’s total 2013 earnings. GECC paid the first-quarter earnings-dividend of $447 million to GE on April 19, 2013. In addition, GECC plans $4.5 billion in special dividends to GE in 2013, subject to the same approvals.

Caution Concerning Forward-Looking Statements:

This document contains “forward-looking statements” – that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” or “will.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: current economic and financial conditions, including volatility in interest and exchange rates, equity prices and the value of financial assets; potential market disruptions or other impacts arising in the United States or Europe from developments in sovereign debt situations; the impact of conditions in the financial and credit markets on the availability and cost of our funding and on our ability to reduce our asset levels as planned; the impact of conditions in the housing market and unemployment rates on the level of commercial and consumer credit defaults; changes in Japanese consumer behavior that may affect our estimates of liability for excess interest refund claims (GE Money Japan); pending and future mortgage securitization claims and litigation in connection with WMC, which may affect our estimates of liability, including possible loss estimates; our ability to maintain our current credit rating and the impact on our funding costs and competitive position if we do not do so; our ability to pay dividends to GE at the planned level; the level of demand and financial performance of the major industries GE serves, including, without limitation, air transportation, energy generation, real estate and healthcare; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of financial services regulation; our success in completing announced transactions and integrating acquired businesses; the impact of potential information technology or data security breaches; and numerous other matters of national, regional and global scale, including those of a political, economic, business and competitive nature. These uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. We do not undertake to update our forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Capital Corporation
(Registrant)

Date: May 20, 2013	/s/ Walter Ielusic
Walter Ielusic
Senior Vice President and Controller

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